U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               October 18, 1996
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                          Powerhouse Resources, Inc.
              --------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


    Colorado                         0-11546                    84-0832977
-----------------                --------------            ------------------
State or other                    Commission file           IRS Employer Iden-
Jurisdiction of                       Number                tification Number
Incorporation



                 1624 Market Street, Suite 303, Denver, CO 80202
           --------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (303) 595-8555
               -------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 5. Other Events

     As of October 18, 1996, Paul Simms was elected as Chairman of the Board of Directors. In addition, Anil Kumar was elected managing director and Selim Rahman was elected as a director. All three are residents of the United Kingdom.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Powerhouse Resources, Inc.



                                           By:   /s/ Dennis C. Dowd
                                                -------------------------------
                                                Dennis C. Dowd, President

Date:    October 29, 1996